Exhibit 5




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                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
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                                 A Stock Company
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
               8515 East Orchard Road Greenwood Village, CO 80111
               For service, call 1-800-537-2033 (extension 73343)
APPLICATION FOR GROUP ANNUITY CONTRACT
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SECTION A. EMPLOYER/GROUP CONTRACTHOLDER
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NAME OF EMPLOYER                                                   EMPLOYER FEDERAL TAX ID #
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 ADDRESS                                                           STATE OF SITUS

STREET                CITY          STATE          ZIP CODE
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TELEPHONE #                     FAX #                              TYPE OF ENTITY:
                                                                     Church        Public School
                                                                     Government    501(c)(3)     S Corp
                                                                     Corporation   Partnership   LLC
                                                                     Sole Proprietorship
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FULL LEGAL NAME OF PLAN
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NAME OF GROUP CONTRACTHOLDER IF OTHER THAN THE EMPLOYER            FEDERAL TAX ID #, IF ANY
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ADDRESS                                                            STATE OF SITUS

STREET                CITY          STATE          ZIP CODE
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TELEPHONE #                         FAX #                          TYPE OF ENTITY:
                                                                     Church           Public School
                                                                     Government   501(c)(3)       S
                                                                   Corp
                                                                     Corporation    Partnership   LLC
                                                                     Sole Proprietorship
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SECTION B. PRODUCT INFORMATION
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  Fixed Annuity                                        Fixed-Variable Annuity
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         Effective Date of Group Annuity Contract: Month____________ Day _______ Year _______
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SECTION C. PLAN INFORMATION
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  401(a) Plan                         403(b) Plan                       415(m) Governmental Excess
       ERISA       Non-ERISA               ERISA                            Benefit Arrangement
  401(k) Plan                       Non-ERISA                           Corporate Excess Benefit Plan
        ERISA       Non-ERISA         457(b) Governmental Plan          Deemed IRA  ___ Plan
  NQDC Plan                           457(b) Non-governmental Plan           Roth   Traditional
                                      457(f) Plan
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SECTION D. DEFAULT INVESTMENT OPTION
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  Maxim Money Market Portfolio
  Other Investment Option: _________________
  No Default Investment Option (Money returned to payee as required by law)
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SECTION E. FIXED ACCOUNTS
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  Guaranteed Fixed Fund                               Guaranteed Certificate Fund
  Guaranteed Portfolio Fund                                36-month Term            84-month Term
  Guaranteed Portfolio Fund II                             60-month Term            ______-month Term
  Daily Interest Guaranteed Fund                       Other _________________
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SECTION F. SERIES ACCOUNTS                     SECTION G.  SEPARATE ACCOUNTS
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 FutureFunds I Series Account                         Guaranteed Government Fund
 FutureFunds II Series Account                        Stable Asset Fund
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SECTION H. AGREEMENT AND SIGNATURES
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AGREEMENT:
By signing this Application, I acknowledge that the Group Contractholder understands, accepts, and otherwise agrees to the provisions of the attached Group Annuity Contract.  I warrant that the information contained on this application is true and correct.  I further acknowledge that the Group
Contractholder hereby agrees to notify the Company of any changes to the information provided above.


Signature on behalf of Group Contractholder                                               Date
(month/day/year)


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Title
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GAC A2-02                                                                             Page 1 of 2
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GAC A2-02                                                                             Page 1 of 2
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